Exhibit 10.2

CONVERTIBLE PROMISSORY NOTE
AMENDMENT NO. 1

This Amendment (the “Amendment”) to the Convertible Promissory Note (the "Note") dated as of the 7th day of October, 2013 between LG CAPITAL FUNDING, LLC., a New York corporation (the “Investor”), and NORTH BAY RESOURCES INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), is entered into as of this 9th day of January, 2014, with an agreed Effective Date of October 7, 2013.

WHEREAS, the Company and the Investor wish to amend the Note under the terms and subject to the conditions set forth in this Amendment and the Note as if set forth herein;

In consideration of the mutual promises contained herein, the parties agree as follows:

1. Amendment.

1.1 Section 1.6(c) of the Note is hereby deleted in its entirety.

2. General Provisions.

2.1 All other terms and conditions not changed by this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the Agreement as of this 9th day of January, 2014.

LG Capital Funding LLC

By:  /s/ Joseph Lerman
Name: Joseph Lerman
Title:   Managing Member

North Bay Resources Inc.

By: /s/ Perry Leopold
Name: Perry Leopold
Title:   CEO